UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 2008


                            HERITAGE FINANCIAL GROUP
                            ------------------------
             (Exact name of Registrant as specified in its charter)


        United States                   000-51305                45-0479535
        -------------                   ---------                ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

               721 North Westover Boulevard, Albany, Georgia 31707
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     On February 19, 2008, Heritage Financial Group's Board of Directors extended for one year the Company's existing stock repurchase program. Under the extended program, the Company is authorized to purchase up to 143,394 shares, or approximately 5% of its currently outstanding publicly held shares of common stock. The repurchases may be made from time to time in open-market or negotiated transactions as deemed appropriate by the Company and will depend on market conditions. This program now will expire in February 2009 unless completed sooner or otherwise extended.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   HERITAGE FINANCIAL GROUP



Date: February 19, 2008                            By: /s/ T. Heath Fountain
                                                       -------------------------
                                                       T. Heath Fountain
                                                       Senior Vice President and
                                                       Chief Financial Officer